SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 12, 2002

Date of Report (Date of earliest event reported)

Wabash National Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana 47905

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable

(Former name or former address, if changed since last report)

Exhibit Index on Page 4

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Senior Management Presentation

Item 9. Regulation FD Disclosure.

     On November 12, 2002, Wabash National Corporation’s senior management made the presentation attached hereto as Exhibit 99.1 and incorporated herein by reference at an investor conference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION

Date:	November 12, 2002

		By:	/s/ MARK R. HOLDEN Mark R. Holden Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Wabash National Corporation Senior Management Presentation